INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES      Two World Trade Center,
                                                        New York, New York 10048

LETTER TO THE SHAREHOLDERS October 31, 1997

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital New York Quality Municipal Securities (IQN) for the fiscal year ended October 31, 1997.

Stimulated by a resurgence of consumer spending in late 1996, the economy grew at a rapid pace in the first quarter of 1997. This prompted the Federal Reserve Board to tighten its monetary policy in March in a preemptive move against a possible increase in the rate of inflation. Economic growth slowed in the second quarter and the bond market rallied. In addition to more moderate economic growth, low inflation and stable monetary policy, the bond rally through July was supported by a shrinking federal budget deficit and a strong dollar. However, by August the bond market retreated on fears that stronger employment conditions might prompt the Federal Reserve Board to tighten further. Yields declined in October when turmoil in the global stock markets precipitated "flight-to-quality" demand for U.S. Treasuries.


                            BOND YIELDS 1994-1997

                                                      Insured Municipal Revenue
             30-Year U.S.       30-Year Insured         Yields as a Percentage
           Treasury Yields   Municipal Revenue Yields   of U.S. Treasury Yields
Dec '93         6.34                 5.4                         85.17%
                6.24                 5.4                         86.54%
                6.66                 5.8                         87.09%
                7.09                 6.4                         90.27%
                7.32                 6.35                        86.75%
                7.43                 6.25                        84.12%
Jun '94         7.61                 6.5                         85.41%
                7.39                 6.25                        84.57%
                7.45                 6.3                         84.56%
                7.81                 6.55                        83.87%
                7.96                 6.75                        84.80%
                8                    7                           87.50%
Dec '94         7.88                 6.75                        85.66%
                7.7                  6.4                         83.12%
                7.44                 6.15                        82.66%
                7.43                 6.15                        82.77%
                7.34                 6.2                         84.47%
                6.66                 5.8                         87.09%
Jun '95         6.62                 6.1                         92.15%
                6.86                 6.1                         88.92%
                6.66                 6                           90.08%
                6.48                 5.95                        91.82%
                6.33                 5.75                        90.84%
                6.14                 5.5                         89.56%
Dec '95         5.94                 5.35                        90.07%
                6.03                 5.4                         89.55%
                6.46                 5.8                         86.69%
                6.66                 5.85                        87.84%
                6.89                 5.95                        86.36%
                6.99                 6.05                        86.55%
Jun '96         6.89                 5.9                         85.63%
                6.97                 5.85                        83.93%
                7.11                 5.9                         82.98%
                6.93                 5.7                         82.25%
                6.64                 5.65                        85.09%
                6.35                 5.5                         86.61%
Dec '96         6.63                 5.6                         84.46%
                6.79                 5.7                         83.95%
                6.8                  5.65                        83.08%
                7.1                  5.9                         83.10%
                6.94                 5.75                        82.85%
                6.91                 5.65                        81.77%
Jun '97         6.78                 5.6                         82.60%
                6.3                  5.3                         84.00%
                6.61                 5.5                         83.00%
                6.4                  5.4                         84.40%
Oct '97         6.15                 5.35                        86.90%

Source: Municipal Market Data

INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields but with less volatility. Long-term insured revenue index yields increased from 5.65 percent to 5.90 percent between October 1996 and March 1997. The bond rally over the past seven months pushed 30-year yields down to 5.35 percent by the end of October 1997. Yields on one-year notes were little changed at 3.75 percent over the 12-month period. Consequently, the yield pickup for extending maturities from 1 to 30 years narrowed from 190 basis points to 160 basis points.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields rose from 83 percent at the end of March 1997 to 87 percent in October. A rising ratio means that municipals have underperformed Treasuries and have become relatively more attractive. Over the past four years, this ratio has annually ranged from an average low of 83 percent to an average high of 90 percent.

New-issue underwriting volume was slightly ahead in the first half of 1997. The decline in interest rates subsequently led to a surge in refunding activity. As a result, new-issue municipal volume was up 17 percent during the first 10 months of 1997. Refundings accounted for more than 25 percent of total volume.


LARGEST SECTORS AS OF OCTOBER 31, 1997
(% OF NET ASSETS)

HOSPITAL                     16%
EDUCATION                    14%
GENERAL OBLIGATION           10%
TRANSPORTATION               10%
MORTGAGE                      9%
PUBLIC FACILITIES             8%
NURSING & HEALTH              7%
IDR/PCR*                      6%
REFUNDED                      5%
ALL OTHERS                   15%

*INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT RATINGS AS OF OCTOBER 31, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)

Baa OR BBB                   35%
A OR A                       30%
Aaa OR AAA                   18%
Aa OR AA                     17%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC.
OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

PERFORMANCE

During the fiscal year ended October 31, 1997, the Trust's net asset value (NAV) improved from $13.07 to $14.08. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.69 per share, the Trust's total NAV return was
14.30 percent. IQN's market price on the New York Stock Exchange moved from $11.25 to $12.6875 per share. Based on this change in market price plus reinvestment of tax-free dividends, the Trust's total market return was 19.65 percent. On October 31, 1997, IQN traded at a 10 percent discount to NAV.

Monthly dividends for the fourth quarter of 1997 declared in September remained unchanged at $0.0575 per share. Over the past 12 months the level of undistributed net investment income increased from $0.048 per share to $0.093 per share.

PORTFOLIO STRUCTURE

IQN remained fully invested in long-term municipal bonds during the period. Investments were diversified among 14 long-term sectors and 28 credits. The Trust's weighted average maturity and call protection were 19 and 6 years respectively. Throughout the fiscal year, investment grade credit quality was maintained with 65 percent of its long-term holdings rated single "A" or better.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the fiscal year, ARPS leverage contributed approximately $0.06 per share to common share earnings. Weekly ARPS yields ranged between 2.00 and 5.125 percent. Two ARPS series totaling $24 million and representing 25 percent of net assets were outstanding.

INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

LOOKING AHEAD

So far this year, long-term municipal bonds have followed the trend of Treasuries toward lower yields. The recent enactment of the Taxpayer Relief Act of 1997 did not impact municipals directly and the long-term benefits of tax-exempt income have remained intact.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the 12-month period ended October 31, 1997, the Trust purchased and retired 159,500 shares of common stock at a weighted average market discount of 13.07 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital New York Quality Municipal Securities Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On May 20, 1997, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

         Edwin J. Garn
         For.................................................................  3,797,657
         Withheld............................................................     93,489

         Wayne E. Hedien
         For.................................................................  3,797,468
         Withheld............................................................     93,678

         Michael E. Nugent
         For.................................................................  3,797,513
         Withheld............................................................     93,633

         Philip J. Purcell
         For.................................................................  3,796,896
         Withheld............................................................     94,250

    The following Trustees were not standing for reelection at this meeting:
    Michael Bozic, Charles A. Fiumefreddo, John R. Haire, Dr. Manuel H. Johnson and John L. Schroeder

    ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

         John R. Haire
         For.................................................................        477
         Withheld............................................................          1

(2) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

         For.................................................................  3,721,124
         Against.............................................................     55,311
         Abstain.............................................................    114,711

(3) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT
    ACCOUNTANTS:

         For.................................................................  3,757,302
         Against.............................................................     40,905
         Abstain.............................................................     92,939

INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS October 31, 1997

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              NEW YORK TAX-EXEMPT MUNICIPAL BONDS (97.5%)
              General Obligation (9.5%)
              New York City,
$  3,000       1994 Ser C..............................................................     5.50%     10/01/08     $ 3,069,390
   4,000       1994 Ser D..............................................................     5.75      08/15/09       4,128,720
   2,000      Puerto Rico, Pub Impr Refg Ser 1993......................................     5.25      07/01/18       1,967,660
---------                                                                                                          -----------
   9,000                                                                                                             9,165,770
---------                                                                                                          -----------

              Educational Facilities Revenue (13.7%)
   2,500      New York State, City University - John Jay College Ser 1995 A COPs.......     6.00      08/15/06       2,685,025
              New York State Dormitory Authority,
   4,000       City University Ser 1993 F..............................................     5.50      07/01/12       4,027,000
   1,500       New York University Ser A (MBIA)........................................     5.00      07/01/11       1,492,560
   5,000       State University Ser 1993 C.............................................     5.375     05/15/13       4,975,000
---------                                                                                                          -----------
  13,000                                                                                                            13,179,585
---------                                                                                                          -----------

              Electric Revenue (2.7%)
   2,600      New York State Power Authority, General Purpose Ser CC...................     5.25      01/01/18       2,564,796
---------                                                                                                          -----------

              Hospital Revenue (16.3%)
   2,000      New York State Dormitory Authority, Rochester Hospital - FHA Insured Mtge
               Ser 1993................................................................     5.70      08/01/33       2,028,560
              New York State Medical Care Facilities Finance Agency,
   3,570       Hospital & Nursing Home - FHA Insured Mtge 1993 Ser B...................     5.50      02/15/22       3,564,931
   4,000       Hospital & Nursing Home - FHA Insured Mtge 1993 Ser A...................     5.90      08/15/33       4,148,560
   4,000       Presbytarian Hospital - FHA Insured Mtge Ser 1994 A.....................     5.25      08/15/14       4,002,320
   2,000       St Lukes-Roosevelt Hospital - FHA Insured Mtge Ser A....................     5.625     08/15/18       2,011,700
---------                                                                                                          -----------
  15,570                                                                                                            15,756,071
---------                                                                                                          -----------

              Industrial Development/Pollution Control Revenue (6.3%)
              New York State Energy Research & Development Authority,
   3,000       Consolidated Edison Co of New York Inc Refg Ser 1993-B..................     5.25      08/15/20       2,965,560
   3,000       New York State Electric & Gas Co Ser A (AMT)............................     5.95      12/01/27       3,050,400
---------                                                                                                          -----------
   6,000                                                                                                             6,015,960
---------                                                                                                          -----------

              Mortgage Revenue - Multi-Family (5.4%)
   3,000      New York City Housing Development Corporation, FHA Insured Mtge Ser 1993
               B.......................................................................     5.85      05/01/26       3,063,810
   2,000      New York State Housing Finance Agency, Mortgage 1996 Ser A Refg (FSA)....     6.10      11/01/15       2,109,460
---------                                                                                                          -----------
   5,000                                                                                                             5,173,270
---------                                                                                                          -----------

              Mortgage Revenue - Single Family (3.6%)
   3,500      New York State Mortgage Agency, Homeowner Ser 29 A.......................     5.25      04/01/15       3,476,165
---------                                                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Nursing & Health Related Facilities Revenue (7.3%)
$  2,990      New York State Dormitory Authority, Department of Health Ser 1993........     5.70%     07/01/09     $ 3,099,344
              New York State Medical Care Facilities Finance Agency,
   2,000       Mental Health 1993 Ser F................................................     5.375     02/15/14       1,977,380
   2,000       Mental Health 1993 Ser D................................................     5.25      08/15/23       1,910,160
---------                                                                                                          -----------
   6,990                                                                                                             6,986,884
---------                                                                                                          -----------

              Public Facilities Revenue (8.4%)
   4,000      New York State Dormitory Authority, Court Facilities Ser 1993 A..........     5.625     05/15/13       4,050,080
   4,000      New York State Urban Development Corporation, Correctional Refg 1993
               Ser.....................................................................     5.50      01/01/15       3,982,080
---------                                                                                                          -----------
   8,000                                                                                                             8,032,160
---------                                                                                                          -----------

              Tax Allocation (2.0%)
   2,000      Grand Central Station District Managers Association Inc, Cap Impr Refg
---------      Ser 1994................................................................     5.25      01/01/22       1,943,840
                                                                                                                   -----------

              Transportation Facilities Revenue (10.4%)
   1,000      Buffalo & Fort Erie Public Bridge Authority, Toll Bridge Ser 1995
               (MBIA)..................................................................     5.75      01/01/25       1,029,330
   3,000      New York State Thruway Authority, Local Hwy & Bridge Ser 1993............     5.125     04/01/08       3,010,890
   3,000      Triborough Bridge & Tunnel Authority, Ser 1993 B.........................     5.00      01/01/20       2,909,850
              Puerto Rico Highway & Transportation Authority,
   1,000       Refg Ser W..............................................................     5.50      07/01/17       1,001,780
   2,000       Refg Ser X..............................................................     5.50      07/01/19       1,997,320
---------                                                                                                          -----------
  10,000                                                                                                             9,949,170
---------                                                                                                          -----------

              Water & Sewer Revenue (4.2%)
              New York City Municipal Water Finance Authority,
   2,000       1993 Ser A..............................................................     5.50      06/15/11       2,032,000
   2,000       1994 Ser B..............................................................     5.50      06/15/19       1,997,360
---------                                                                                                          -----------
   4,000                                                                                                             4,029,360
---------                                                                                                          -----------

              Other Revenue (3.1%)
   3,000      New York Local Government Assistance Corporation, Ser 1993 B Refg........     5.50      04/01/21       2,984,220
---------                                                                                                          -----------

              Refunded (4.6%)
   4,000      United Nations Development Corporation, Sr Lien 1992 Refg Ser A..........     6.00      07/01/03++     4,397,120
---------                                                                                                          -----------

  92,660      TOTAL NEW YORK TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $91,344,935).........................      93,654,371
---------                                                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              NEW YORK TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (0.6%)
$    600      New York City Cultural Resources Trust, Solomon R Guggenheim Foundation
--------       Ser 1990 B (Demand 11/03/97) (Identified Cost $600,000).................     4.00% *   12/01/15     $   600,000
                                                                                                                   -----------

$ 93,260      TOTAL INVESTMENTS (Identified Cost $91,944,935)(a).....................................     98.1%
========                                                                                                            94,254,371

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................................    1.9       1,856,181
                                                                                                         -----     -----------

              NET ASSETS..............................................................................   100.0%    $96,110,552
                                                                                                         =====     ===========

---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
      ++      Prerefunded to call date shown.
      *       Current coupon of variable rate demand obligation.
     (a)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,368,243 and the aggregate gross unrealized depreciation is $58,807, resulting in net unrealized appreciation of $2,309,436.

Bond Insurance:
---------------
     FSA      Financial Security Assurance Inc.
     MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $91,944,935).........................................    $94,254,371
Cash...................................................................        584,093
Interest receivable....................................................      1,490,752
Deferred organizational expenses.......................................          6,361
Prepaid expenses.......................................................         17,529
                                                                           -----------

    TOTAL ASSETS.......................................................     96,353,106
                                                                           -----------

LIABILITIES:
Payable for:
    Common shares of beneficial interest repurchased...................        138,705
    Investment management fee..........................................         32,243
Accrued expenses.......................................................         71,606
                                                                           -----------

    TOTAL LIABILITIES..................................................        242,554
                                                                           -----------

    NET ASSETS.........................................................    $96,110,552
                                                                           ===========

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of
 non-participating $.01 par value, 480 shares outstanding).............    $24,000,000
                                                                           -----------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 5,122,613 shares outstanding).........................     72,739,738
Net unrealized appreciation............................................      2,309,436
Accumulated undistributed net investment income........................        477,921
Accumulated net realized loss..........................................     (3,416,543)
                                                                           -----------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS.......................     72,110,552
                                                                           -----------

    TOTAL NET ASSETS...................................................    $96,110,552
                                                                           ===========

NET ASSET VALUE PER COMMON SHARE
 ($72,110,552 divided by 5,122,613 common shares outstanding)..........        $14.08
                                                                               ======

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the year ended October 31, 1997

NET INVESTMENT INCOME:
INTEREST INCOME.........................................................    $5,244,406
                                                                            ----------

EXPENSES
Investment management fee...............................................       328,814
Professional fees.......................................................       103,659
Auction commission fees.................................................        61,416
Shareholder reports and notices.........................................        30,214
Auction agent fees......................................................        20,437
Registration fees.......................................................        18,569
Trustees' fees and expenses.............................................        13,747
Transfer agent fees and expenses........................................        13,312
Organizational expenses.................................................         6,997
Custodian fees..........................................................         5,295
Other...................................................................        18,521
                                                                            ----------
    TOTAL EXPENSES......................................................       620,981

Less: expense offset....................................................        (5,223)
                                                                            ----------

    NET EXPENSES........................................................       615,758
                                                                            ----------

    NET INVESTMENT INCOME...............................................     4,628,648
                                                                            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss.......................................................       (22,490)
Net change in unrealized depreciation...................................     4,725,514
                                                                            ----------

    NET GAIN............................................................     4,703,024
                                                                            ----------

NET INCREASE............................................................    $9,331,672
                                                                            ==========

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                           FOR THE YEAR         FOR THE YEAR
                                                              ENDED                ENDED
                                                         OCTOBER 31, 1997     OCTOBER 31, 1996
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................      $  4,628,648         $  4,709,724
Net realized loss....................................           (22,490)            (331,453)
Net change in unrealized depreciation................         4,725,514            1,196,763
                                                           ------------         ------------

    NET INCREASE.....................................         9,331,672            5,575,034
                                                           ------------         ------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred............................................          (808,176)            (852,366)
Common...............................................        (3,595,364)          (3,893,323)
                                                           ------------         ------------

    TOTAL............................................        (4,403,540)          (4,745,689)
                                                           ------------         ------------
Decrease from transactions in common shares of
 beneficial interest.................................        (1,867,629)          (2,370,386)
                                                           ------------         ------------

    NET INCREASE (DECREASE)..........................         3,060,503           (1,541,041)

NET ASSETS:
Beginning of period..................................        93,050,049           94,591,090
                                                           ------------         ------------
    END OF PERIOD
    (Including undistributed net investment income of
    $477,921 and $252,813, respectively).............      $ 96,110,552         $ 93,050,049
                                                           ============         ============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS October 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital New York Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal, New York State and New York City income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $35,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 aggregated $1,559,742.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $1,400.

INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 and 2 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                       AMOUNT IN                RESET           RANGE OF
SERIES     SHARES*     THOUSANDS*     RATE*      DATE       DIVIDEND RATES**
-------    -------     ----------     ----     --------     ----------------
   1         260        $ 13,000      3.70%    11/04/97        2.00 - 5.125%
   2         220          11,000      3.75     11/07/97        2.00 - 4.15

---------------------
 * As of October 31, 1997.
** For the year ended October 31, 1997.

Subsequent to October 31, 1997 and up through December 5, 1997, the Trust paid dividends to Series 1 and 2 at rates ranging from 3.69% to 3.9%, respectively, in the aggregate amount of $87,163.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                    CAPITAL
                                                                                                                    PAID IN
                                                                                                                   EXCESS OF
                                                                                       SHARES       PAR VALUE      PAR VALUE
                                                                                      ---------     ---------     -----------
Balance, October 31, 1995.........................................................    5,488,313      $54,883      $76,922,870
Treasury shares purchased and retired (weighted average discount 11.40%)*.........     (206,200)      (2,062)      (2,368,324)
                                                                                      ---------      -------      -----------
Balance, October 31, 1996.........................................................    5,282,113       52,821       74,554,546
Treasury shares purchased and retired (weighted average discount 13.07%)*.........     (159,500)      (1,595)      (1,866,034)
                                                                                      ---------      -------      -----------
Balance, October 31, 1997.........................................................    5,122,613      $51,226      $72,688,512
                                                                                      =========      =======      ===========

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1997, the Trust had a net capital loss carryover of approximately $3,416,000 to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years.

      AMOUNT IN THOUSANDS
--------------------------------
 2002      2003     2004     2005
------     ----     ----     ---
$2,208     $854     $332     $22
======     ====     ====     ===

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 23, 1997, the Trust declared the following dividends from net investment income:

 AMOUNT            RECORD               PAYABLE
PER SHARE           DATE                  DATE
---------     -----------------    ------------------
 $0.0575      November 7, 1997     November 21, 1997
 $0.0575      December 5, 1997     December 19, 1997

INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                                FOR THE PERIOD
                                                                    FOR THE YEAR ENDED OCTOBER 31**           SEPTEMBER 29, 1993*
                                                              --------------------------------------------          THROUGH
                                                               1997        1996        1995        1994       OCTOBER 31, 1993**
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................    $ 13.07     $ 12.86     $ 10.90     $ 13.99           $ 14.06
                                                              -------     -------     -------     -------           -------
Net investment income.....................................       0.89        0.88        0.87        0.92              0.03
Net realized and unrealized gain (loss)...................       0.92        0.15        1.98       (2.98)            (0.04)
                                                              -------     -------     -------     -------           -------
Total from investment operations..........................       1.81        1.03        2.85       (2.06)            (0.01)
                                                              -------     -------     -------     -------           -------
Less dividends from:
   Net investment income..................................      (0.69)      (0.72)      (0.73)      (0.72)               --
   Common share equivalent of dividends paid to preferred
    shareholders..........................................      (0.16)      (0.16)      (0.16)      (0.17)               --
                                                              -------     -------     -------     -------           -------
Total dividends...........................................      (0.85)      (0.88)      (0.89)      (0.89)               --
                                                              -------     -------     -------     -------           -------
Anti-dilutive effect of acquiring treasury shares.........       0.05        0.06          --          --                --
                                                              -------     -------     -------     -------           -------
Offering costs charged against capital....................         --          --          --       (0.14)            (0.06)
                                                              -------     -------     -------     -------           -------
Net asset value, end of period............................    $ 14.08     $ 13.07     $ 12.86     $ 10.90           $ 13.99
                                                              -------     -------     -------     -------           -------
Market value, end of period...............................    $12.688     $ 11.25     $ 11.25     $  9.75           $ 15.25
                                                              =======     =======     =======     =======           =======
TOTAL INVESTMENT RETURN+..................................      19.65%       6.52%      23.58%     (32.18)%            1.67%(1)

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses............................................       0.89%(3)    0.93%(3)    0.99%(3)    1.08%             0.67%(2)
Net investment income before preferred stock dividends....       6.64%       6.74%       7.31%       7.31%             2.55%(2)
Preferred stock dividends.................................       1.16%       1.22%       1.37%       1.31%              N/A
Net investment income available to common shareholders....       5.48%       5.52%       5.94%       6.00%             2.55%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...................    $96,111     $93,050     $94,591     $92,671           $80,529
Asset coverage on preferred shares at end of period.......        400%        389%        394%        297%              N/A
Portfolio turnover rate...................................         --           5%          1%         17%               --

---------------------
 *   Commencement of operations.
 ** The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL NEW YORK QUALITY MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital New York Quality Municipal Securities (the " Trust") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period September 29, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 8, 1997



                      1997 FEDERAL TAX NOTICE (unaudited)

         For the year ended October 31, 1997, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
---------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
---------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
---------------------------------------------
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
---------------------------------------------
Price Waterhouse, LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
---------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


INTERCAPITAL
NEW YORK
QUALITY
MUNICIPAL
SECURITIES

Annual Report
October 31, 1997